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                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report dated February 27, 1998, included in this Form 10-KSB, into Racom Systems, Inc.'s previously filed Registration Statement No. 333-38645 on Form S-8.





Denver, Colorado
  March 30, 1998